Exhibit 11.(a)




                                     CONSENT



     We hereby consent to the use of our name under the caption "Counsel" in the Prospectus contained in Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A of Stratus Fund, Inc. (Registration No. 33-37928) filed under the Securities Act of 1933 and Amendment No. 16 under the Investment Company Act of 1940.




                                      /s/ Ballard Spahr Andrews & Ingersoll
                                    Ballard Spahr Andrews & Ingersoll



September 26, 1997